UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2026

Catheter Precision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1670 Highway 160 West – Suite 205, Fort Mill, SC 29708
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (973) 691-2000

Not Applicable
(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VTAK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2026, Catheter Precision, Inc., a Delaware corporation (the "Company"), entered into Series J Exchange Agreements (the "Exchange Agreements") with David A. Jenkins and FatBoy Capital, LP. (the "Holders") to convert royalty rights and accrued royalty right amounts into 2,491.293 shares and 6,998.195 shares, respectively of the Company's newly created Series J Convertible Preferred Stock, with a par value of $0.0001 per share and a stated value of $1,000 per share (the "Series J Preferred Stock") as further described by the Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock which was filed with the Delaware Secretary of State on February 9, 2026, as corrected on February 12, 2026 (the "Series J Certificate of Designation").  The Company is entitled to issue up to 9,490 shares of Series J Preferred Stock pursuant to the terms of the Series J Certificate of Designation. The Series J Preferred Stock is convertible into shares of the Company's common stock, par value $0.0001 ("Common Stock") at a fixed per share conversion price of $1.56, subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like(subject to certain exceptions) (the "Conversion Price").

Mr. Jenkins serves as the Executive Chairman of the Company's Board of Directors and as its Chief Executive Officer and FatBoy Capital, LP is controlled and owned by Mr. Jenkins.

Specifically, pursuant to those Debt Settlement Agreements dated January 9, 2023 between the Company and the Holders previously disclosed by the Company accrued royalty amounts totaling a net present value equal to $9,489,487.81 as of December 31, 2025 are being exchanged for 9,489.488 shares of Series J Preferred Stock, collectively.  Per the Exchange Agreements, the accrued royalty amounts and the royalty rights are terminated as of December 31, 2025.  The closing price of the Company’s Common Stock on December 31, 2025 as reported by the NYSE American was equal to the Conversion Price of $1.56 per share.

The 9,489.488 shares of Series J Preferred Stock issued to the Holders in connection with the Exchange Agreements are convertible into 6,083,005 shares of the Company's Common Stock (or approximately 641 shares of Common Stock for each share of Series J Preferred Stock and subject to customary adjustment as set forth in the Series J Certificate of Designation) if and only if stockholder approval is obtained for issuance of Common Stock underlying the Series J Preferred Stock in accordance with the rules and regulations of the NYSE American.  The shares of Series J Preferred Stock will automatically convert in the event of a Fundamental Transaction (as defined in the Series J Certificate of Designation).

Each share of Series J Preferred Stock is entitled to participate in dividends or other distributions of the Company's assets to the extent that holder would have participated therein if the holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series J Preferred Stock, without regard to any limitations on conversion, including the beneficial ownership limitation.

The foregoing descriptions of the Exchange Agreements and the Series J Certificate of Designation (as corrected) by the Company do not purport to be complete and are qualified in their entirety by reference to the full text of the Exchange Agreements and Series J Certificate of Designation (as corrected) which are attached as Exhibits 3.1, 3.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The shares of Series J Preferred Stock and the shares of Common Stock underlying the Series J Preferred Stock will be issued in reliance upon an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  All such shares will be “restricted securities” in accordance with Rule 144(a)(3) of the Securities Act and each of the holders is “accredited investor” as defined under the Securities Act. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to purchase equity of the Company.

Item 3.02  Unregistered Sales of Equity Securities.

All information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

All information set forth in Item 1.01 of this Current Report on From 8-K is hereby incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 12, 2026, the Company issued a press release announcing the exchange transactions described above as well as the financing transaction the Company entered into on February 6, 2026 which is further described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided in this Item 7.01 (including Exhibit 99.1 hereto), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock dated February 6, 2026 and filed with the Delaware Secretary of State on February 9, 2026

3.2	Certificate of Correction of Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock dated February 12, 2026 and filed with Delaware Secretary of State on February 12, 2026

10.1	Series J Exchange Agreement dated February 12, 2026 between Catheter Precision, Inc. and David A. Jenkins

10.2	Series J Exchange Agreement dated February 12, 2026 between Catheter Precision, Inc. and FatBoy Capital, LP

99.1	Press Release Dated February 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHETER PRECISION, INC.

Date: February 12, 2026	/s/ Philip Anderson
Philip Anderson
Chief Financial Officer